Prepayment for acquisition	12 Months Ended
Dec. 31, 2016
Prepayment for acquisition
Prepayment for acquisition

11. Prepayment for acquisition

In March 2016, the Group entered into a binding agreement to acquire approximately 71% of equity interests in Shanghai Runju Financial Information Services Co. Ltd (“Runju”) from two of its existing shareholders, one of whom is a Shanghai Kushuo Information Technology Co., Ltd (a subsidiary of E-house and considered as related party to the group). Runju primarily operates an online platform which facilitates the transfer of debt and equity securities. The total consideration for the acquisition is approximately RMB 90.5 million ($13.0 million). The Group prepaid RMB 77.6 million ($11.2 million) in December 2015. The acquisition is not completed yet, as it’s still pending for assessment by management.